Exhibit 10.2

In the COURT OF CHANCERY of the state of delaware

SPAR GROUP, INC., Plaintiff, v. ROBERT G. BROWN and WILLIAM H. BARTELS, Defendants.	: : : : : : : : : :	C.A. No. 2018-0650-MTZ

STIPULATION OF DISMISSAL

WHEREAS, on September 4, 2018, SPAR Group, Inc. (“SGRP” or the “Company”) filed its Verified Complaint in this action, which it later amended, seeking, among other things, a declaration that certain amendments to the Company’s by-laws adopted by Defendants were invalid;

WHEREAS, the parties met and agreed to resolve any outstanding disputes between them by agreeing upon the amendments that would be made to the Company’s by-laws;

WHEREAS, the Board of the Company thereafter met and approved the Amended and Restated By-laws of the Company attached hereto as Exhibit A;

WHEREAS, the Company hereby represents to Messrs. Brown and Bartels (“Defendants”) that the Company and its subsidiaries have not, since September 18, 2018 through the date hereof, taken any action or entered into any transaction of the type contemplated by Section 3.12 of Exhibit A hereto;

WHEREAS, the parties have agreed to the mutual limited release of certain claims and causes of action asserted in this matter;

WHEREAS, Mr. Bartels and counsel for Defendants has been or will be provided with a reasonable opportunity to review and comment on the form of disclosure, to be included in any Form 8-K, press release or other public disclosure filed or issued by SGRP, announcing the settlement, provided, however, that the Company retains full discretion regarding the content of any such disclosure;

IT IS HEREBY STIPULATED AND AGREED, by the parties hereto that this action shall be dismissed pursuant to Court of Chancery Rule 41(a)(1)(ii), without prejudice to Defendants’ right to seek advancement and/or indemnification for their costs and expenses.

COLE SCHOTZ P.C.

/s/ Michael F. Bonkowski

Michael F. Bonkowski (#2219)

Nicholas J. Brannick (#5721)

G. David Dean (#6403)

Bradley P. Lehman (#5921)

500 Delaware Avenue, Suite 1410

Wilmington, DE 19801

(302) 651-2002

Attorneys for Plaintiff

MORRIS, NICHOLS, ARSHT & TUNNELL, LLP /s/ David J. Teklits David J. Teklits (#3221) Elizabeth A. Mullin (#6380) 1201 N. Market Street Wilmington, DE 19801 (302) 658-9200 Attorneys for Defendants

Dated: January 18, 2019

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